EXHIBIT 99.1

                    JOINT FILER INFORMATION


Date of Event Requiring Statement:         October 2, 2007

Issuer Name and Ticker or Trading Symbol:  Milacron Inc. (MZ)

Designated Filer:              Ohio Plastics, LLC

Other Joint Filers:            Ohio Plastics Recovery, Ltd.
                               Ohio Plastics Financing, Inc.
                               Bayside Opportunity Advisors, L.L.C.
                               Bayside Opportunity Fund, L.P.
                               H.I.G. GP-II, Inc.
                               Sami W. Manymneh
                               Anthony A. Tamer


Addresses:                     FOR ALL JOINT FILERS:
                               1001 Brickell Bay Drive
                               27th Floor
                               Miami, Florida 33131

Dated:  October 11, 2007
                               OHIO PLASTICS, LLC

                               By: Ohio Plastics Financing, Inc.
                               Its: Manager

                               By:    /s/ John Bolduc
                                  ---------------------------------------
                                  Name: John Bolduc
                                  Title: President







                               OHIO PLASTICS RECOVERY, LTD.

                               By:    /s/ Anthony A. Tamer
                                  ---------------------------------------
                                  Name:  Anthony A. Tamer
                                  Title: Director


                                OHIO PLASTICS FINANCING, INC.

                                By:    /s/ John Bolduc
                                   ---------------------------------------
                                   Name: John Bolduc
                                   Title: President



                                H.I.G.- GPII, Inc.

                                By:    /s/ Anthony A. Tamer
                                   ---------------------------------------
                                   Name:  Anthony A. Tamer
                                   Title: President


                                 BAYSIDE OPPORTUNITY ADVISORS, L.L.C.

                                 By: H.I.G.-GPII, INC.
                                 Its: Manager

                                 By:    /s/ Anthony A. Tamer
                                    ---------------------------------------
                                    Name: Anthony A. Tamer
                                    Title: President







                                  BAYSIDE OPPORTUNITY FUND, L.P.

                                  By: Bayside Opportunity Fund Advisors, L.L.C.
                                  Its: General Partner

                                  By: H.I.G.- GPII, Inc.
                                  Its: Manager

                                  By:    /s/ Anthony A. Tamer
                                     ---------------------------------------
                                     Name: Anthony A. Tamer
                                     Title: President


                                         /s/ Sami W. Mnaymneh
                                     ---------------------------------------
                                             Sami W. Mnaymneh


                                         /s/ Anthony A. Tamer
                                     ---------------------------------------
                                             Anthony A. Tamer